Exhibit 99.1

For Immediate Release	Contact:	David F. Kirby
Hudson Highland Group
212-351-7216
david.kirby@hudson.com

Hudson Highland Group Reports 2010
Fourth Quarter and Full Year Financial Results

NEW YORK, NY – February 9, 2011 – Hudson Highland Group, Inc. (Nasdaq: HHGP), one of the world’s leading providers of permanent recruitment, contract professionals and talent management solutions, today announced financial results for the fourth quarter and full year ended December 31, 2010.

Hudson delivered net income of $1.2 million, or $0.04 per basic and diluted share, driven by strong revenue and gross margin growth, in the fourth quarter of 2010.  The company achieved $219.1 million in revenue and $3.6 million in EBITDA during that period.  These results were driven by 40 percent revenue growth in permanent recruitment and 17 percent revenue growth in temporary contracting, compared with the prior year quarter.  Sequentially, revenue grew 9 percent and cash flow from operations in the quarter was $5.7 million.

2010 Fourth Quarter Summary

•	Revenue of $219.1 million, an increase of 20.0 percent over the fourth quarter of 2009, and an increase of 9.3 percent from the third quarter of 2010

•	Gross margin of $82.9 million, or 37.9 percent of revenue, up 19.5 percent from the same period last year, and an increase of 10.6 percent from the third quarter of 2010

•	EBITDA* of $3.6 million, or 1.6 percent of revenue, improved from an EBITDA loss of $5.0 million for the fourth quarter of 2009, which included $5.9 million of restructuring charges

•	Net income of $1.2 million, or $0.04 per basic and diluted share, compared with net loss of $10.4 million, or $0.40 per basic and diluted share, for the fourth quarter of 2009

2010 Full Year Summary

•	Revenue of $794.5 million, an increase of 15.0 percent from $691.1 million for 2009

•	Gross margin of $298.6 million, or 37.6 percent of revenue, up 14.6 percent from $260.5 million, or 37.7 percent of revenue for prior year

•	EBITDA* of $6.5 million, or 0.8 percent of revenue, up from an EBITDA loss of $35.5 million for 2009

•	Net loss of $4.7 million, or $0.16 per basic and diluted share, compared with net loss of $40.6 million, or $1.56 per basic and diluted share, for 2009

* EBITDA is defined in the segment tables at the end of this release and includes other non-operating income.

“Hudson delivered its fourth consecutive quarter of increasing year-over-year revenue and gross margin growth during the fourth quarter, led by continued strong growth in permanent recruitment and a double-digit increase in temporary contracting,” said Jon Chait, Hudson Highland Group’s chairman and chief executive officer.  “Sequential results were also outstanding, indicating a strong trend going into 2011.”

“The company achieved $5.7 million of positive cash flow from operations in the fourth quarter and a greatly improved net cash position,” said Mary Jane Raymond, the company’s executive vice president and chief financial officer.  “Despite a still-challenging macroeconomic environment, the company delivered strengthening financial results in 2010.”

Regional Results

Regional results for the fourth quarter in constant currency were:

•	Europe gross margin was up 20 percent, led by 30 percent growth in the U.K., compared with fourth quarter 2009. Sequentially, Europe gross margin was up 12 percent compared with third quarter 2010.

•
Australia/New Zealand (ANZ) gross margin was up 23 percent compared with fourth quarter 2009, led by an increase of 53 percent in permanent recruitment.  Sequentially, ANZ gross margin was seasonally down 4 percent compared with third quarter 2010.

•	Asia gross margin was up 26 percent compared with fourth quarter 2009 and up 6 percent compared with third quarter 2010.

•	North America gross margin was up 5 percent compared with fourth quarter 2009 and up 16 percent compared with third quarter 2010, delivering positive EBITDA for the second consecutive quarter.

Liquidity and Capital Resources

The company ended the fourth quarter of 2010 with $73.4 million in liquidity, composed of $29.5 million in cash and $43.9 million in availability under its credit facilities.  The company generated $5.7 million in cash flow from operations during the quarter and reduced its outstanding borrowings by $12.5 million from $13.9 million at the end of the third quarter to $1.3 million at the end of the fourth quarter.  Availability under the U.S., U.K., and Australian facilities at the end of the fourth quarter totaled $36.7 million, while availability under other local country facilities totaled $7.1 million.

Guidance

The company currently expects first quarter 2011 revenue of $200 - $210 million and EBITDA of $1 - $4 million at prevailing exchange rates.  This compares with revenue of $180.1 million and an EBITDA loss of $1.4 million in the first quarter of 2010.

Additional Information

Additional information about the company’s quarterly results can be found in the shareholder letter and the quarterly earnings slides in the investor information section of the company’s Web site at www.hudson.com.

Conference Call/Webcast

Hudson Highland Group will conduct a conference call Thursday, February 10, 2011 at 9:00 a.m. ET to discuss this announcement.  Individuals wishing to listen can access the Web cast on the investor information section of the company's Web site at www.hudson.com.

The archived call will be available on the investor information section of the company's Web site at www.hudson.com.

About Hudson Highland Group

Hudson Highland Group, Inc. is a leading provider of permanent recruitment, contract professionals and talent management services worldwide.  From single placements to total outsourced solutions, Hudson helps clients achieve greater organizational performance by assessing, recruiting, developing and engaging the best and brightest people for their businesses.  The company employs more than 2,000 professionals serving clients and candidates in approximately 20 countries. More information is available at www.hudson.com.

Safe Harbor Statement

This press release contains statements that the company believes to be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this press release, including statements regarding the company’s future financial condition, results of operations, business operations and business prospects, are forward-looking statements. Words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “predict,” “believe” and similar words, expressions and variations of these words and expressions are intended to identify forward-looking statements. All forward-looking statements are subject to important factors, risks, uncertainties and assumptions, including industry and economic conditions’ that could cause actual results to differ materially from those described in the forward-looking statements. Such factors, risks, uncertainties and assumptions include, but are not limited to, global economic fluctuations; risks related to fluctuations in the company’s operating results from quarter to quarter; the ability of clients to terminate their relationship with the company at any time; competition in the company’s markets; risks associated with the company’s investment strategy; risks related to international operations, including foreign currency fluctuations; the company’s dependence on key management personnel; the company’s ability to attract and retain highly skilled professionals; risks in collecting the company’s accounts receivable; the company’s history of negative cash flows and operating losses may continue; restrictions on the company’s operating flexibility due to the terms of its credit facility; implementation of the company’s cost reduction initiatives effectively; the company’s heavy reliance on information systems and the impact of potentially losing or failing to develop technology; risks related to our dependence on uninterrupted service to clients; the company’s exposure to employment-related claims from both clients and employers and limits on related insurance coverage; volatility of the company’s stock price; the impact of government regulations; and restrictions imposed by blocking arrangements. Additional information concerning these and other factors is contained in the company's filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this document. The company assumes no obligation, and expressly disclaims any obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise.

###
Financial Tables Follow

HUDSON HIGHLAND GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except share and per share amounts)
(unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2010	2009	2010	2009

Revenue	$219,061	$182,504	$794,542	$691,149
Direct costs	136,137	113,129	495,969	430,696
Gross margin	82,924	69,375	298,573	260,453
Operating expenses:
Selling, general and administrative expenses	80,192	69,192	294,313	277,634
Depreciation and amortization	1,730	3,174	8,184	12,543
Business reorganization and integration expenses	988	5,900	1,694	18,180
Goodwill and other impairment charges	-	-	-	1,549
Total operating expenses	82,910	78,266	304,191	309,906
Operating income (loss)	14	(8,891)	(5,618)	(49,453)
Other income (expense):
Interest, net	(306)	(225)	(1,278)	(694)
Other, net	1,812	669	4,500	1,444
Fee for early extinguishment of credit facility	-	-	(563)	-
Income (loss) from continuing operations before provision for income taxes	1,520	(8,447)	(2,959)	(48,703)
Provision for (benefit from) income taxes	116	(3,450)	1,482	(5,750)
Income (loss) from continuing operations	1,404	(4,997)	(4,441)	(42,953)
Income (loss) from discontinued operations, net of income taxes	(213)	(5,429)	(244)	2,344
Net income (loss)	$1,191	$(10,426)	$(4,685)	$(40,609)
Basic earnings (loss) per share:
Income (loss) from continuing operations	$0.04	$(0.19)	$(0.15)	$(1.65)
Income (loss) from discontinued operations	(0.01)	(0.21)	(0.01)	0.09
Net income (loss)	$0.04	$(0.40)	$(0.16)	$(1.56)

Diluted earnings (loss) per share:
Income (loss) from continuing operations	$0.04	$(0.19)	$(0.15)	$(1.65)
Income (loss) from discontinued operations	(0.01)	(0.21)	(0.01)	0.09
Net loss	$0.04	$(0.40)	$(0.16)	$(1.56)

Weighted average shares outstanding:
Basic	31,234	26,329	29,931	26,036
Diluted	31,754	26,329	29,931	26,036

HUDSON HIGHLAND GROUP, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except per share amounts)
(unaudited)

	December 31,
	2010	2009
ASSETS
Current assets:
Cash and cash equivalents	$29,523	$36,064
Accounts receivable, net	128,576	98,994
Prepaid and other	13,988	13,308
Total current assets	172,087	148,366
Property and equipment, net	16,593	19,433
Other assets	17,154	14,145
Total assets	$205,834	$181,944

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$14,812	$12,811
Accrued expenses and other current liabilities	74,990	54,103
Short-term borrowings	1,339	10,456
Accrued business reorganization expenses	2,619	8,784
Total current liabilities	93,760	86,154
Other non-current liabilities	10,493	11,115
Income tax payable, non-current	8,303	8,415
Total liabilities	112,556	105,684
Stockholders’ equity:
Preferred stock, $0.001 par value, 10,000 shares authorized; none issued or outstanding	-	-
Common stock, $0.001 par value, 100,000 shares authorized; issued 32,181 and 26,836 shares, respectively	32	27
Additional paid-in capital	466,582	445,541
Accumulated deficit	(408,199)	(403,514)
Accumulated other comprehensive income—translation adjustments	34,902	34,509
Treasury stock, 9 and 114 shares, respectively, at cost	(39)	(303)
Total stockholders’ equity	93,278	76,260
Total liabilities and stockholders' equity	$205,834	$181,944

HUDSON HIGHLAND GROUP, INC.
SEGMENT ANALYSIS - QUARTER TO DATE
(in thousands)
(unaudited)

For The Three Months Ended December 31, 2010	Hudson Europe	Hudson ANZ	Hudson Americas	Hudson Asia	Corporate	Total
Revenue, from external customers	$90,616	$74,338	$44,268	$9,839	$-	$219,061
Gross margin, from external customers	$37,468	$25,231	$10,775	$9,450	$-	$82,924
Business reorganization and integration expenses (recovery)	$865	$102	$21	$-	$-	$988
Non-operating expense (income), including corporate administration charges	1,337	886	(1,298)	243	(2,980)	(1,812)
EBITDA (Loss) (1)	$314	$1,254	$2,386	$1,524	$(1,922)	$3,556
Depreciation and amortization expenses						1,730
Interest expense (income), net						306
Provision for (benefit from) income taxes						116
Loss (income) from discontinued operations, net of taxes						213
Net income (loss)						$1,191

For The Three Months Ended December 31, 2009	Hudson Europe	Hudson ANZ	Hudson Americas	Hudson Asia	Corporate	Total
Revenue, from external customers	$74,502	$61,494	$39,011	$7,497	$-	$182,504
Gross margin, from external customers	$33,006	$18,970	$10,220	$7,179	$-	$69,375
Business reorganization and integration expenses (recovery)	$3,135	$849	$1,794	$-	$122	$5,900
Non-operating expense (income), including corporate administration charges	91	177	(936)	(22)	21	(669)
EBITDA (Loss) (1)	$(1,553)	$(492)	$(1,162)	$1,167	$(3,008)	$(5,048)
Depreciation and amortization expenses						3,174
Interest expense (income), net						225
Provision for (benefit from) income taxes						(3,450)
Loss (income) from discontinued operations, net of taxes						5,429
Net income (loss)						$(10,426)

For the Three Months Ended September 30, 2010	Hudson Europe	Hudson ANZ	Hudson Americas	Hudson Asia	Corporate	Total
Revenue, from external customers	$80,503	$72,974	$37,839	$9,078	$-	$200,394
Gross margin, from external customers	$32,647	$24,259	$9,311	$8,774	$-	$74,991
Business reorganization and integration expenses (recovery)	$-	$-	$41	$-	$-	$41
Non-operating expense (income), including corporate administration charges	3,088	1,433	(407)	478	(5,213)	(621)
EBITDA (Loss) (1)	$(2,128)	$1,376	$532	$1,169	$244	$1,193
Depreciation and amortization expenses						1,981
Interest expense (income), net						497
Provision for (benefit from) income taxes						599
Loss (income) from discontinued operations, net of taxes						14
Net income (loss)						$(1,898)

For the Three Months Ended March 31, 2010	Hudson Europe	Hudson ANZ	Hudson Americas	Hudson Asia	Corporate	Total
Revenue, from external customers	$76,654	$56,822	$39,507	$7,135	$-	$180,118
Gross margin, from external customers	$32,530	$17,776	$9,279	$6,836	$-	$66,421
Business reorganization and integration expenses (recovery)	$87	$(116)	$142	$-	$-	$113
Non-operating expense (income), including corporate administration charges	1,178	582	(509)	188	(2,097)	(658)
EBITDA (Loss) (1)	$436	$249	$(241)	$597	$(2,408)	$(1,367)
Depreciation and amortization expenses						2,287
Interest expense (income), net						232
Provision for (benefit from) income taxes						252
Loss (income) from discontinued operations, net of taxes						69
Net income (loss)						$(4,207)

(1)
Non-GAAP earnings before interest, income taxes, and depreciation and amortization (“EBITDA”) are presented to provide additional information about the company’s operations on a basis consistent with the measures which the company uses to manage its operations and evaluate its performance. Management also uses these measurements to evaluate capital needs and working capital requirements. EBITDA should not be considered in isolation or as a substitute for operating income, cash flows from operating activities, and other income or cash flow statement data prepared in accordance with generally accepted accounting principles or as a measure of the company’s profitability or liquidity. Furthermore, EBITDA as presented above may not be comparable with similarly titled measures reported by other companies.

HUDSON HIGHLAND GROUP, INC.
SEGMENT ANALYSIS - YEAR TO DATE
(in thousands)
(unaudited)

For The Year Ended December 31, 2010	Hudson Europe	Hudson ANZ	Hudson Americas	Hudson Asia	Corporate	Total
Revenue, from external customers	$328,491	$269,383	$162,432	$34,236	$-	$794,542
Gross margin, from external customers	$137,191	$88,989	$39,417	$32,976	$-	$298,573
Business reorganization and integration expenses (recovery)	$1,402	$(15)	$307	$-	$-	$1,694
Non-operating expense (income), including corporate administration charges	6,751	3,916	(1,822)	947	(13,729)	(3,937)
EBITDA (Loss) (1)	$1,086	$4,248	$1,687	$4,599	$(5,117)	$6,503
Depreciation and amortization expenses						8,184
Interest expense (income), net						1,278
Provision for (benefit from) income taxes						1,482
Loss (income) from discontinued operations, net of taxes						244
Net income (loss)						$(4,685)

For The Year Ended December 31, 2009	Hudson Europe	Hudson ANZ	Hudson Americas	Hudson Asia	Corporate	Total
Revenue, from external customers	$276,975	$227,169	$161,872	$25,133	$-	$691,149
Gross margin, from external customers	$124,162	$71,689	$40,959	$23,643	$-	$260,453
Goodwill and other impairment (recovery)	$-	$-	$(120)	$1,669	$-	$1,549
Business reorganization and integration expenses (recovery)	9,682	3,130	5,133	98	137	18,180
Non-operating expense (income), including corporate administration charges	1,528	94	769	(173)	(3,662)	(1,444)
EBITDA (Loss) (1)	$(9,787)	$(274)	$(11,349)	$(551)	$(13,505)	$(35,466)
Depreciation and amortization expenses						12,543
Interest expense (income), net						694
Provision for (benefit from) income taxes						(5,750)
Loss (income) from discontinued operations, net of taxes						(2,344)
Net income (loss)						$(40,609)

(1)
Non-GAAP earnings before interest, income taxes, and depreciation and amortization (“EBITDA”) are presented to provide additional information about the company’s operations on a basis consistent with the measures which the company uses to manage its operations and evaluate its performance. Management also uses these measurements to evaluate capital needs and working capital requirements. EBITDA should not be considered in isolation or as a substitute for operating income, cash flows from operating activities, and other income or cash flow statement data prepared in accordance with generally accepted accounting principles or as a measure of the company’s profitability or liquidity. Furthermore, EBITDA as presented above may not be comparable with similarly titled measures reported by other companies.

(2)	Prior year revenue has been reclassed to conform to current year presentation.

HUDSON HIGHLAND GROUP, INC.
Reconciliation For Constant Currency
(in thousands)
(unaudited)

The company operates on a global basis, with the majority of our gross margin generated outside of the United States. Accordingly, fluctuations in foreign currency exchange rates can affect our results of operations. Constant currency information compares financial results between periods as if exchange rates had remained constant period-over-period. The company currently defines the term “constant currency” to mean that financial data for a previously reported period are translated into U.S. dollars using the same foreign currency exchange rates that were used to translate financial data for the current period.

In prior periods the company reported constant currency by translating financial data for the current reported period into U.S. dollars using the same foreign currency exchange rates that were used to translate financial data for the previously reported period. The company’s current definition of constant currency produces similar results to the previous method with inconsequential differences and was implemented to improve operating efficiencies. The impact to the variance analysis of presenting constant currency results under the current definition was a change of less than 2% for any single reportable segment’s revenues, gross margin and SG&A.

Changes in revenue, direct costs, gross margin, selling, general and administrative expenses and operating (loss) income include the effect of changes in foreign currency exchange rates. Variance analysis usually describes period-to-period variances that are calculated using constant currency as a percentage. The company’s management reviews and analyzes business results in constant currency and believes these results better represent the company’s underlying business trends.

The company believes that these calculations are a useful measure, indicating the actual change in operations. Earnings from subsidiaries are rarely repatriated to the United States, and there are no significant gains or losses on foreign currency transactions between subsidiaries. Therefore, changes in foreign currency exchange rates generally impact only reported earnings and not the company’s economic condition.

	For The Three Months Ended December 31,
	2010	2009
			Currency	Constant
	As reported	As reported	translation	currency
Revenue:
Hudson Europe	$90,616	$74,502	$(3,717)	$70,785
Hudson ANZ	74,338	61,494	5,121	66,615
Hudson Americas	44,268	39,011	12	39,023
Hudson Asia	9,839	7,497	315	7,812
Total	219,061	182,504	1,731	184,235

Direct costs:
Hudson Europe	53,148	41,496	(1,862)	39,634
Hudson ANZ	49,107	42,524	3,516	46,040
Hudson Americas	33,493	28,791	-	28,791
Hudson Asia	389	318	15	333
Total	136,137	113,129	1,669	114,798

Gross margin:
Hudson Europe	37,468	33,006	(1,855)	31,151
Hudson ANZ	25,231	18,970	1,605	20,575
Hudson Americas	10,775	10,220	12	10,232
Hudson Asia	9,450	7,179	300	7,479
Total	$82,924	$69,375	$62	$69,437

Selling, general and administrative (a):
Hudson Europe	$35,632	$32,165	$(1,726)	$30,439
Hudson ANZ	23,622	19,250	1,587	20,837
Hudson Americas	9,905	11,833	11	11,844
Hudson Asia	7,824	6,210	239	6,449
Corporate	4,937	2,908	-	2,908
Total	$81,920	$72,366	$111	$72,477

(a)	Selling, general and administrative expenses include depreciation and amortization expenses.